UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 29, 2011
RTI International Metals, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

001-14437	52-2115953

(Commission File Number)	(IRS Employer Identification No.)

Westpointe Corporate Center One, 5th Floor
1550 Coraopolis Heights Road
Pittsburgh, Pennsylvania	15108-2973

(Address of Principal Executive Offices)	(Zip Code)
(412) 893-0026
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
     The Annual Meeting of Shareholders of RTI International Metals, Inc. (the “Company”) was held on April 29, 2011. The following proposals were submitted by the Board of Directors to a vote of shareholders and the final results of the voting on each proposal are noted below.
     Proposal No. 1 — Election of Directors
     The following eight (8) directors were nominated to serve for one-year terms expiring at the annual meeting of shareholders to be held in 2012, or when their successors are otherwise duly elected and qualified. The eight (8) directors, as indicated below, were elected as directors of the Company.

Nominee	For	Withheld	Broker Non-Votes
Daniel I. Booker	23,599,998	1,415,044	1,730,957
Ronald L. Gallatin	24,079,662	935,380	1,730,957
Charles C. Gedeon	23,700,769	1,314,273	1,730,957
Robert M. Hernandez	22,322,346	2,692,696	1,730,957
Dawne S. Hickton	24,155,340	859,702	1,730,957
Edith E. Holiday	21,627,015	3,388,027	1,730,957
Bryan T. Moss	23,870,507	1,144,535	1,730,957
James A. Williams	24,346,943	668,099	1,730,957
     Proposal No. 2 — Ratification of the Appointment of Independent Registered Public Accounting Firm
     The shareholders were asked to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The appointment was ratified by the requisite vote of a majority of the votes cast, as indicated below.

For	Against	Abstain	Broker Non-Votes
26,048,761	423,631	273,607	—
     Proposal No. 3 — Advisory Vote on Compensation of Named Executive Officers
     The shareholders approved, by a majority of the votes cast on an advisory non-binding basis, the 2010 compensation of the named executive officers as disclosed in the Company’s proxy statement for the 2011 Annual Meeting of Shareholders. The result of the advisory vote is set forth below:

For	Against	Abstain	Broker Non-Votes
16,746,808	7,603,160	665,081	1,730,957
     Proposal No. 4 — Recommendation on Frequency of Advisory Vote on Compensation of Named Executive Officers
     The shareholders recommended a frequency of “1 Year” for an advisory vote on the compensation of named executive officers by a majority of the votes cast on an advisory non-binding basis. The result of the advisory vote on the frequency of future advisory votes on the compensation of named executive officers is set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
21,647,435	29,665	2,773,987	563,955	1,730,957
     Accordingly, the Board determined that an advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement will be conducted every year at the Annual Meeting of Shareholders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RTI INTERNATIONAL METALS, INC.
Date: May 4, 2011	By:	/s/ Chad Whalen
Chad Whalen
Vice President, General Counsel, and Secretary